File Number: 333-113616
                                                Filed Pursuant to Rule 497(e) of
                                                      the Securities Act of 1933

                                                                   July 1, 2007




     Supplement to the July 1, 2007 Class A, Class B and Class C Shares
                    Prospectus for Pioneer Select Value Fund


Effective through August 1, 2007, the fund has the following policy:

Exchange limitation
You may only make up to four exchange redemptions of $25,000 or more per account per calendar year out of the fund. The fund's exchange limitation is intended to discourage short-term trading in fund shares. Short-term trading can increase the expenses incurred by the fund and make portfolio management less efficient. In determining whether the exchange redemption limit has been reached, Pioneer may aggregate a series of exchanges (each valued at less than $25,000) and/or fund accounts that appear to be under common ownership or control. Pioneer may view accounts for which one person gives instructions or accounts that act on advice provided by a single source to be under common control.

The exchange limitation does not apply to automatic exchange transactions or to exchanges made by participants in employer-sponsored retirement plans qualified under Section 401(a) of the Internal Revenue Code. While financial intermediaries that maintain omnibus accounts that invest in the fund are requested to apply the exchange limitation policy to shareholders who hold shares through such accounts, we do not impose the exchange limitation policy at the level of the omnibus account and are not able to monitor compliance by the financial intermediary with this policy.


                                                              21032-00-0707
                                     (C) 2007 Pioneer Funds Distributor, Inc.
                                        Underwriter of Pioneer mutual funds
                                                                Member SIPC